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                                                                   EXHIBIT 10.27


NOTICE TO BORROWER:                  THIS DOCUMENT CONTAINS
                                     PROVISIONS WHICH REQUIRE A
                                     BALLOON PAYMENT AT MATURITY.


                                PROMISSORY NOTE

$62,000                                                         January 2, 1998


          1. For value received, Debra Bergevine ("Borrower"), promises to pay to the order of Nextera Enterprises Holdings, L.L.C., a Delaware limited liability company, or its assign ("Lender"), the sum of Sixty-Two Thousand Dollars ($62,000), or such lesser sum as shall be advanced by Lender to Borrower hereunder from time to time (the "Principal Amount"), with interest on the unpaid balance of such amount from the date of the initial disbursement of the loan (the "Loan") evidenced hereby, at the rate of interest specified herein. This Note is secured by the security interest in Borrower's interest in Nextera Enterprises Holdings, L.L.C., a Delaware limited liability company ("NEH"), granted in the Security Agreement of even date herewith entered into between Lender and Borrower (the "Security Agreement"). Lender shall record the amount and date of each advance hereunder on Schedule "A" attached hereto, provided, however, the failure by Lender to make any such notation shall in no way affect or impair Borrower's obligations to make all payments due hereunder.

          2. The Principal Amount hereof shall bear interest at ten percent (10%) per annum, compounded annually, but in no case shall the interest rate exceed the maximum rate allowed by law.

          3. A final payment of the Maturity Obligations (as hereinafter defined) shall be due and payable upon the first to occur of the following: (i) the date which is five (5) years from the date of this Note, or (ii) upon the date Borrower's Class B Units in NEH are sold, assigned, redeemed, or otherwise disposed of; or (iii) upon the date HEH sells all or substantially all of its assets for cash and the members of NEH receive cash distributions of the sales proceeds, (the "Maturity Date").

          4. As used herein, "Maturity Obligations" shall mean the entire outstanding principal amount, together with all accrued but unpaid interest thereon, and all other sums due and unpaid hereunder and under the Security Agreement.



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          5.   All payments due under this Note are payable at Lender's office at 844 Moraga Drive, Los Angeles, California 90049 or at such other place as Lender or other holder hereof shall notify Borrower in writing.

          6. All payments received by Lender on this Note shall be applied by Lender as follows: first, to the payment of delinquency or "late" charges, if any; second, to accrued and unpaid interest; and third, to the reduction of the Principal Amount.

          7. Any portion of the Principal Amount, or interest unpaid at maturity, or when the entire amount of this Note is otherwise due and payable, as a result of acceleration, or otherwise, or after default, shall thereafter accrue interest at fifteen percent (15%) per annum (the "Delinquency Rate"). The Delinquency Rate shall be effective both before and after any judgment as may be rendered in a court of competent jurisdiction provided, however, that if such Delinquency Rate is deemed to be interest in excess of the amount permitted to be charged to Borrower under applicable law, Lender shall be entitled to collect a Delinquency Rate only at the highest rate permitted by law, and any interest actually collected by Lender in excess of such lawful amount shall be deemed a payment in reduction of the principal amount then outstanding under this Note and shall be so applied.

          8. Borrower may prepay this Note in whole or in part without any premium or penalty.

          9. In the event of any conflict between the provisions of this Note and those of the Security Agreement or any other document of any nature, the provisions of this Note shall govern.

          10. In the event Borrower fails to pay any installment of interest or any principal on this Note for ten (10) days after the same shall become due (a "Default") or upon the happening of any event of default as defined in the Security Agreement, then, and in any such event, Lender may at its option declare the entire unpaid Principal Amount, together with interest accrued thereon, to be immediately due and payable and Lender may proceed to exercise any rights or remedies that it may have under the Security Agreement, under this Note, or under any other agreement relating to the Loan or such other rights and remedies which Lender may have at law, equity, or otherwise. In the event of such acceleration, Borrower may discharge his obligations to Lender by paying the Maturity Obligations, with interest at the Delinquency Rate accruing from the date such acceleration is declared.



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     11.  In the event this Note is turned over to an attorney at law for collection after default, in addition to the Maturity Obligations, Lender shall be entitled to collect all costs of collection, including but not limited to reasonable attorneys' fees, incurred in connection with protection of, or realization of, collateral or in connection with any of Lender's collection efforts, whether or not suit on this Note or any foreclosure proceeding is filed, and all such costs and expenses shall be payable on demand and shall also be secured by the Security Agreement.

     12. No failure on the part of Lender or other holder hereof to exercise any right or remedy hereunder, whether before or after the happening of a default shall constitute a waiver thereof, and no waiver of any past default shall constitute waiver of any future default or of any other default. No failure to accelerate the debt evidenced hereby by reason of default hereunder, or acceptance of a past due installment, or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter or to impose late charges retroactively or prospectively, or shall be deemed to be a novation of this Note or as a reinstatement of the debt evidenced hereby or as a waiver of such right or acceleration or any other right, or be construed so as to preclude the exercise of any right which Lender may have, whether by the laws of the State of California, by agreement or otherwise; and Borrower and each endorser or guarantor hereby expressly waives the benefit of any statute or rule of law or equity which would produce a result contrary to or in conflict with the foregoing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

     13. Borrower, for him and his heirs, successors, and assigns, and each endorser or guarantor of this Note, for its heirs, successors, and assigns, hereby waives presentment, protest, demand, diligence, notice of dishonor and of nonpayment, and waives and renounces all rights to the benefits of any statute of limitations and any moratorium, appraisement, exemption, and homestead now provided or which may hereafter be provided by any federal or state statute, including but not limited to exemptions provided by or allowed under the Bankruptcy Reform Act of 1978, both as to himself personally and as to all of his property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals, and modifications hereof.

     14. Borrower represents and warrants to Lender that neither Borrower nor anyone on his behalf has engaged in any conduct which would give rise to any fee or commission of any



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broker, finder, or any other person in connection with this Loan. Borrower hereby indemnifies and agrees to hold harmless Lender, its members, directors, officers, employees, agents, and affiliates against any and all claims, demands, causes of action, liabilities, losses, judgments, costs, and expenses (including, without limitations, attorneys' fees) asserted with respect to fees or commissions of brokers, finders, or others in connection with any of the transactions referred to herein or contemplated hereby, and shall pay in full any such claims on demand by Lender.

     15. It is the intention of the parties to conform strictly to applicable usury laws from time to time in force, and all agreements between Borrower and Lender, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to Lender or the holder hereof, or collected by Lender or such holder, for the use, forbearance, or detention of the money to be lent hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein or in the Security Agreement, or in any other document evidencing, securing, or pertaining to the indebtedness evidenced hereby, exceed the maximum amount permissible under applicable usury laws. If under any circumstances whatsoever fulfillment of any provision hereof or of the Security Agreement, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if under any circumstances Lender or other holder hereof shall ever receive an amount deemed interest, by applicable law, which would exceed the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the principal amount owing hereunder or to other indebtedness secured by the Security Agreement and not to the payment of interest, or if such excessive interest exceeds the unpaid principal amount and other indebtedness, the excess shall be deemed to have been a payment made by mistake and shall be refunded to Borrower or to any other person making such payment on Borrower's behalf. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between Lender and Borrower and any endorser or guarantor of this Note.

     16. This Note shall be governed by and construed under the laws of the State of California. Borrower agrees that all actions or proceeding arising in connection with this Note shall be tried and litigated only in the state and federal courts located in Los Angeles County, California.



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Borrower hereby submits to personal jurisdiction within the State of California for the enforcement of Borrower's obligations hereunder and under the Security Agreement, and waives any and all personal rights under the law of any other state to object to jurisdiction within the State of California for the purposes of litigation to enforce such obligation of Borrower.

      IN WITNESS WHEREOF, Borrower, intending to be legally bound hereby, has caused this Note to be duly executed the day and year first above written.


                                       "BORROWER"


                                       /s/ DEBRA BERGEVINE
                                       -----------------------------------------
                                       Debra Bergevine





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